                                                                     Exhibit 4.1

COMMON STOCK       [WESLEY JESSEN VISIONCARE, INC. LOGO HERE]       COMMON STOCK

   NUMBER                                                             SHARES

    THIS CERTIFICATE IS                                        SEE REVERSE FOR
TRANSFERABLE IN NEW YORK, NY                                 CERTAIN DEFINITIONS

                         INCORPORATED UNDER THE LAWS
                           OF THE STATE OF DELAWARE           CUSIP 951017 10 2


This Certifies that




is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

Wesley Jessan VisionCare, Inc. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

   Witness the facsimile signatures of its duly authorized officers.

   Dated:


     /s/ Edward J. Kelly                             /s/ Kevin J. Ryan
     -----------------------                         -----------------------
          SECRETARY                                        PRESIDENT


COUNTERSIGNED AND REGISTERED:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                    TRANSFER AGENT AND REGISTRAR
BY


                                                            AUTHORIZED SIGNATURE

                                                                     Exhibit 4.1
                                                                          page 2

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                            UNIF GIFT MIN ACT --           Custodian
TEN ENT -- as tenants by the entireties                                         ---------           --------
JT TEN  -- as joint tenants with right                                            (Cust.)            (Minor)
           of survivorship and not as                                           and/or Uniform Gifts to Minors
           tenants in common                                                    Act
                                                                                    --------------------------
                                                                                              (State)

    Additional abbreviations may also be used though not in the above list.

For value received,                      hereby sell, assign and transfer unto
                   ----------------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                          Shares
-----------------------------------------------------------------------
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
      -----------------------

                                ------------------------------------------------
                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


By
---------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM) PURSUANT
TO S.E.C. RULE 17Ad-15